                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 74016) of ImageWare Systems, Inc. of our report dated March 28, 2002 relating to the financial statements, which appears in this Annual Report on Form 10-KSB.


PricewaterhouseCoopers LLP

San Diego, CA
March 28, 2002